UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 6, 2013 (the “Annual Meeting”), the stockholders of the Corporation approved the Corporation’s Fifth Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”). A description of the terms and conditions of the 2004 Stock Option and Incentive Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 8, 2013 and are incorporated herein by reference. Such description is qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Corporation’s Annual Meeting was held on May 6, 2013 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 2,260,195 shares of common stock issued and outstanding and eligible to vote as of the record date of April 3, 2013, a quorum of 1,789,283 shares, or 79.2% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1.	Reelection of the following Class III directors of the Corporation, to hold office until the Corporation’s 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
David E. Goodman, M.D.	666,649	155,959	966,675
Nancy E. Katz	669,096	153,512	966,675

After the meeting, Allen J. Hinkle, M.D. and Timothy R. Surgenor continued to serve as the Corporation’s Class I directors for terms which expire in 2014, and Shai N. Gozani, M.D., Ph.D. continued to serve as the Corporation’s Class II director for a term which expires in 2015.

2.	Approval of the 2004 Stock Option and Incentive Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 300,000 shares. The voting results were 466,613 votes for, 355,382 votes against, and 613 votes abstaining, with 966,675 broker non-votes.

3.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013. The voting results were 1,636,015 votes for, 78,116 votes against, and 75,152 votes abstaining, with no broker non-votes.

4.	Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results were 643,476 votes for, 174,077 votes against, and 5,055 votes abstaining, with 966,675 broker non-votes.

5.	Approval, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every three years. The voting results were 369,658 votes for one year, 23,689 votes for two years, 387,451 votes for three years, and 41,810 votes abstaining, with 966,675 broker non-votes.

(d) Consistent with the recommendation of the board of directors in the Proxy Statement and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every three years until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2019 annual meeting of stockholders; or (ii) such date that the Board decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

Item 9.01	Exhibits

Exhibit Number	Description

10.1	Fifth Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on April 8, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 6, 2013	By:	/s/ Thomas T. Higgins
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer